Exhibit 10.1

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of March 30, 2012 (the “Joinder”), is made by Carvana, LLC, an Arizona limited liability company (the “Additional Borrower”), DriveTime Automotive Group, Inc., (“DriveTime”), a Delaware corporation, DriveTime Sales and Finance Company, LLC (“DriveTime Sales”), an Arizona limited liability company, DriveTime Car Sales Company, LLC (“Car Sales”), an Arizona limited liability company, and DriveTime Ohio Company, LLC (“DriveTime Ohio”), an Arizona limited liability company (each a “Borrower” and collectively the “Borrowers”), and Wells Fargo Bank, N.A., a national banking association (together with its successors and assigns, “WFBNA”), as the lead lender, and as the agent (the “Agent”) for the Lenders (as hereinafter defined).

RECITALS

A. The Borrowers, WFBNA, as Agent and a lender, Santander Consumer USA Inc., an Illinois corporation (together with its successors and assigns, “SCUSA”), as a lender, and Manheim Automotive Financial Services, Inc., a Delaware corporation (together with its successors and assigns, “MAFS”), as a lender (WFBNA, SCUSA and MAFS referred to herein individually as “Lender” and collectively as “Lenders”) entered into the Loan and Security Agreement, dated October 28, 2011 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Loan Agreement”).

B. Pursuant to Section 10.21 of the Loan Agreement, at the time that any Borrower forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date, such Borrower shall cause any such new Subsidiary to become a “Borrower” under the Loan Agreement and the other Loan Documents.

C. The Additional Borrower was formed on March 9, 2012 and is a wholly-owned Subsidiary of Car Sales.

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder, the receipt of which and sufficiency of which are hereby acknowledged, the Additional Borrower, Borrowers, WFBNA, SCUSA and MAFS agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined in this Joinder have the same meaning or meanings given to them in the Credit Agreement.

2. Joinder as Borrower. The Additional Borrower, by its signature below, assumes and agrees to be bound by all of the terms, covenants, representations, warranties and conditions of the Loan Agreement, Notes and other Loan Documents, jointly and severally with the other Persons comprising the Borrowers, and assumes and agrees to be bound thereby as a “Borrower” as if the Additional Borrower had originally executed the Loan Documents. Borrowers, WFBNA, SCUSA and MAFS agree that Additional Borrower shall be deemed a “Borrower” under the Loan Agreement and all other Loan Documents. Each reference to a “Borrower” or “Borrowers” in the Loan Documents shall be deemed to include the Additional Borrower.

3. Representations and Warranties. The Additional Borrower hereby represents and warrants to the Agent and the Lenders that (a) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, (b) the representations and warranties of the Borrowers set forth in the Loan Agreement and the other Loan Documents (if any) are true and correct representations and warranties of the Additional Borrower on and as of the date hereof except to the extent a representation and warranty expressly relates solely to a specific date, in which case such representation and warranty is true and correct on such date, and (c) it has reviewed and approved of copies of the Notes, Loan Agreement and Loan Documents related thereto and described therein. The Additional Borrower agrees to execute and deliver such additional documents as Required Lenders may reasonably require including with respect to Liens securing the Obligations.

4. Consent and Acceptance. The Borrowers, Agent and the Lenders hereby consent to the joinder of the Additional Borrower and the assumption of the Loan Documents by the Additional Borrower and agree and acknowledge that after the date of this Joinder, the Additional Borrower shall be a “Borrower” for all purposes of the Loan Documents. Additional Borrower shall be a co-obligor/co-borrower with the Borrowers with respect to Loan Agreement, Notes and other Loan Documents, and shall be jointly and severally liable with the Borrowers for repayment of the Inventory Facility and the Obligations thereunder. Nothing herein shall be construed to or shall release any Borrower from its obligations to repay the Notes or perform its obligations under the Loan Documents.

5. Reaffirmation. All of the terms, covenants and conditions of the Loan Agreement, Notes and other Loan Documents, are hereby ratified, reaffirmed and confirmed and shall continue in full force and effect, except as amended hereby, as therein written and are not intended to be re-enacted as of the above date, but rather to be effective as of the original date of such documents.

6. Incorporation of Loan Documents. All of the terms, covenants and conditions of the Loan Documents are incorporated in this Joinder as if set forth in full herein.

7. Update of Exhibit 8.1(S). Pursuant to Section 10.21 of the Loan Agreement, attached is an updated Exhibit 8.1(S) to the Loan Agreement reflecting the addition of the Additional Borrower.

8. Acknowledgement. Pursuant to Section 10.21 of the Loan Agreement, the Borrowers provided notice of the formation of the Additional Borrower within the required timeframe set forth in the Loan Agreement. The parties hereto acknowledge and agree that the Agent in its sole discretion, as permitted under Section 10.21 of the Loan Agreement, extended the time period set forth in Section 10.21 of the Loan Agreement for the execution of this Joinder and the other required documentation.

9. Counterparts. This Joinder may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

10. Binding Effect. This Joinder shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Joinder.

11. Amendment and Waiver. No amendment of this Joinder, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

12. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

13. Headings. Section headings used herein are for convenience of reference only, are not part of this Joinder and shall not affect the construction of, or be taken into consideration in interpreting, this Joinder.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Joinder is executed as of the date first above written.

WELLS FARGO BANK, N.A., as Agent and Lead Lender

By:	/s/ Michael R. Burkitt
	Name:	Michael R. Burkitt
	Title:	Senior Vice President

DRIVETIME AUTOMOTIVE GROUP, INC.

By:	/s/ Raymond Fidel
Name:	Raymond Fidel
Title:	President and CEO

DRIVETIME CAR SALES COMPANY, LLC

By:	/s/ Raymond Fidel
Name:	Raymond Fidel
Title:	President

DRIVETIME SALES AND FINANCE COMPANY, LLC

By:	/s/ Raymond Fidel
Name:	Raymond Fidel
Title:	President and CEO

DRIVETIME OHIO COMPANY, LLC

By:	/s/ Raymond Fidel
Name:	Raymond Fidel
Title:	President and CEO

CARVANA, LLC

By:	/s/ Ernie Garcia Jr.
Name:	Ernie Garcia Jr.
Title:	President

EXHIBIT 8.1(S)

ACTIVE AND INACTIVE SUBSIDIARIES

Active Subsidiaries

DriveTime Automotive Group, Inc.

DriveTime Sales and Finance Company, LLC

DriveTime Car Sales Company, LLC

Drake Property & Casualty Insurance Co.

DriveTime Ohio Company, LLC

Carvana, LLC

DriveTime Sales and Finance Company, LLC

DriveTime Car Sales Company, LLC

Drake Property & Casualty Insurance Co.

DriveTime Ohio Company, LLC

Carvana, LLC

DriveTime Car Sales Company, LLC

DriveTime Ohio Company, LLC

Carvana, LLC

DriveTime Ohio Company, LLC

None

Non-active Subsidiaries

None